UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2009

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices) (Zip Code)

 (516) 683-4100
(Registrant's telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04     Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On May 8, 2009, New York Community Bancorp, Inc. (the “Company”) sent a notice to its executive officers and directors informing them that a blackout period with respect to the New York Community Bancorp, Inc. Employee Savings Plan will be in effect beginning June 12, 2009 and ending on June 30, 2009. The Company provided notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Notice sent to directors and executive officers of New York Community Bancorp, Inc. on May 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK COMMUNITY BANCORP, INC.

Date: May 8, 2009	By:	/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President and
Director, Investor Relations

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice sent to directors and executive officers of New York Community Bancorp, Inc. on May 8, 2009.